UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2026, ABVC BioPharma, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ending December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such an offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 25, 2026, the Board of Directors (the “Board”) of ABVC Biopharma, Inc. (the “Company”), after discussion with management and in consultation with the Company’s independent registered public accounting firm, concluded that the financial statements for the quarterly period ended September 30, 2025 (the “Restated Period”), as included in the Company’s Quarterly Report on Form 10-Q for the respective periods (the “Prior Filing”), should no longer be relied upon due to errors in those financial statements, specifically inappropriate revenue recognition and the inconsistent application of fair value measurement of certain acquired land.

During the three months ended September 30, 2025, the Company received $595,950 and $200,000 in cash from OncoX and ForSeeCon, respectively, and recognized licensing revenues accordingly. Subsequently at the time of preparing the annual financial statements for the year ended December 31, 2025, management realized that the funds paid by OncoX and ForSeeCon were either partially or fully borrowed from BioFirst, the Company’s related party, as well as an investee over which the Company has significant influence. Management considered that since the Company has certain balances due from Biofirst as of September 30, 2025, the funds received from OncoX and ForSeeCon, in the amounts of $560,000 and $200,000, respectively may have indirectly come from the Company. Therefore, such cash receipts should not be recognized as revenue according to the licensing agreement and ASC 606. As a result, the Company reversed the revenue recognized from Oncox and from ForSeeCon in the amount of $560,000 and $200,000, respectively, as a total of $760,000, against the balance due from related party – BioFirst. Of the total consideration received, $35,950 was sourced from OncoX’s existing operating funds rather than from a qualifying fundraising event. Because the licensing agreement requires that payments be funded exclusively from the proceeds of OncoX’s next financing round, this amount does not satisfy the contractual conditions for payment under the arrangement. As a result, we derecognized $35,950 in revenue and reclassified it as a balance due to OncoX. The total amount of revenue reversed was aggregate $795,950.

On July 15, 2025, the Company entered into a definitive agreement with one of its directors, Shuling Jiang (“Shuling”), pursuant to which Shuling was to transfer the ownership of certain land she owns, with estimated fair value of $3,857,975, located at Taoyuan City, Taiwan, to the Company. Historically, management concluded that the fair value of the land acquired, as determined by an independent third-party real estate appraisal, was clearer evidenced than the fair value of the unlisted equity instruments issued. Therefore, the Company originally recorded the asset based on the appraised value of the land. The Company subsequently determined that the fair value of the equity consideration, derived primarily from the Company's publicly quoted stock price is clearer evidenced and a more reliable measure of fair value.

As approved at the last annual shareholder meeting, the Company shall pay Shuling (i) 2,035,136 restricted shares of the Company’s common stock (the “Shares”) at a price of $1.65 per share and (ii) five-year warrants to purchase up to 1,000,000 shares of the Company’s common stock, with an exercise price of $2.50 per share. Based on the public market price of the Company’s common stock on June 3, 2025, and the fair value of the warrants issued in this transaction, based on the Black-Scholes valuation model, the Company concluded that the value of the land acquired should be $4,656,461, resulting in an increase of $798,486 in the recognized cost of the land.

The Company intends to file an amendment to the Prior Filing and related disclosures as promptly as practicable. The Company has also considered the guidance in ASC 250, Accounting Changes and Error Corrections, and will include appropriate disclosures regarding the nature of the misstatements and the impact of the corrections.

The Company’s Audit Committee discussed the matters disclosed in this Item 4.02 with its independent registered public accounting firm, Simon & Edward, LLP.

Due to the above, the Company determined that it has a material weakness in its internal controls over financial reporting and shall include such determination in its Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

March 3, 2026	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

3